UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 18, 2007

  Cellegy Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2085B Quaker Pointe Drive Quakertown, Pennsylvania	18951
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 529-6084

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

As has been previously reported, Biosyn, Inc., a wholly-owned subsidiary of Cellegy Pharmaceuticals, Inc. (the “Company”) and CONRAD, Eastern Virginia Medical School (“CONRAD”) previously entered into a License Agreement dated as of January 30, 2006, pursuant to which, among other things, the Company granted to CONRAD a non-exclusive license to certain of its intellectual property. On October 18, 2007, the Company and CONRAD amended that license agreement to modify the non-exclusive license grant covering the Company’s intellectual property relating to its UC-781 technology to an exclusive license; the general field and permitted uses, covering the public sector and only in developing countries, were not changed.

Item 9.01 Financial Statements and Exhibits

Exhibit List	Description of Exhibit

Exhibit 10.1	Amendment to License Agreement dated as of October 18, 2007

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLEGY PHARMACEUTICALS, INC.

Date: October 19, 2007	By:	/s/ Robert J. Caso
Robert J. Caso
Vice President, Finance (Duly Authorized Officer)

3